Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
June, 1999

Scheduled Maturity                                      12/15/99


Coupon                                                   5.2100%


Excess Protection Level
   3 Month Average   7.76%
     June, 1999   5.83%
     May, 1999  10.50%
     April, 1999   6.95%



Cash Yield                                              18.29%


Investor Charge Offs                                     5.25%


Base Rate                                                7.21%


Over 30 Day Delinquency                                  5.36%


Seller's Interest                                       69.47%


Total Payment Rate                                       9.48%


Total Principal Balance                                $2,088,028,693.56


Investor Participation Amount                          $450,000,000.00


Seller Participation Amount                            $1,450,528,693.5